Item G.1.b.ii of Form N-CEN

Effective March 18, 2021, PIMCO Income Strategy Fund II (the “Fund”) adopted amended and restated by-laws (“By-laws”) that incorporate updated ratings criteria (the “New Fitch Criteria”) issued by Fitch, Inc. (“Fitch”) on December 4, 2020. Fitch published ratings criteria relating to closed-end fund obligations, including preferred shares, which effectively result in a rating cap of “AA” for debt and preferred stock issued by closed-end funds and a rating cap of “A” for (i) debt and preferred shares issued by closed-end funds exposed to corporate debt, emerging market debt, below-investment-grade and unrated debt, structured securities and equity, (ii) and closed-end funds with material exposure to “BBB” category rated assets. The New Fitch Criteria is available on the Fitch website (www.fitchratings.com) and is incorporated by reference into the Fund’s By-laws.  Please see additional disclosure related to this change in the Fund’s annual report.